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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. (20549)

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 12, 2006

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                           ILINC COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)

            DELAWARE                                              76-0545043
  (State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                            Identification No.)

                                     1-13725
                            (Commission File Number)

2999 NORTH 44TH STREET, SUITE 650, PHOENIX, ARIZONA                   85018
   (address of principal executive offices)                         (Zip code)


                                 (602) 952-1200
              (Registrant's telephone number, including area code)

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         With the assistance of Peacock, Hislop, Staley & Given, Inc., as placement agent, the Company recently engaged in an offering that was exempt from registration that sought the extension of the maturity date of its outstanding senior notes with an aggregate principal balance of $2,962,500. The senior notes had been issued as a series of notes that are governed by that certain Unit Purchase and Agency Agreement dated to be effective on April 19, 2004, with the senior notes originally due on July 15, 2007. The Unit Purchase and Agency Agreement provided that the Senior Notes and the Unit Purchase and Agency Agreement may be amended by a written amendment approved by a majority of note holders. Peacock notified the Company that it had obtained the written affirmative vote of a majority of Noteholders who represent more than 50% of the outstanding principal balance, and therefore the senior notes and the Unit Purchase and Agency Agreement were amended as follows:

     All references in the Senior Notes, and all references in the Unit Purchase and Agency Agreement, to the "Maturity Date" and/or the "due date" shall be amended hereby to reflect the new Maturity Date and due date of July 15, 2010. All references in the Senior Notes, and all references in the Unit Purchase and Agency Agreement (specifically Section 3.1(a)) to the "interest rate" or the "Stated Rate," shall be amended and increased to a new rate of twelve percent (12%) per annum, with the new increased Stated Rate to begin to accrue under this amendment on January 16, 2007, and continue thereafter at that increased Stated Rate until maturity or the Senior Note is fully paid. All other terms and provisions of the Senior Note and the Unit Purchase and Agency Agreement not specifically amended hereby shall remain unchanged and without amendment.


On December 12, 2006 iLinc Communications, Inc. issued a press release, a copy of which is furnished as Exhibit 99.1 to this current report.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits
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         10.1     Amendment to Unit Purchase and Agency Agreement
         99.1 Copy of press release issued by iLinc Communications, Inc. on December 12, 2006.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ILINC COMMUNICATIONS, INC.


                             By: /s/ James M. Powers, Jr.
                               ------------------------------------------
                             President and Chief Executive Officer
Date:  December 15, 2006








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                                  EXHIBIT INDEX


EXHIBIT NUMBER        DESCRIPTION OF EXHIBIT
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10.1                  Form of Amendment to Unit Purchase and Agency Agreement
99.1                  Copy of press release issued by iLinc Communications, Inc.
                      on December 12, 2006.